Exhibit 10.1
GUARANTY
     The undersigned, Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), hereby unconditionally guaranties to the extent set forth in the Indenture, dated February 7, 2003 between McDATA Corporation, as issuer (the “Issuer”), and Wells Fargo Bank, National Association, as successor in interest to Wells Fargo Bank Minnesota, National Association, as Trustee (the “Trustee”), as supplemented by First Supplemental Indenture dated as of January 29, 2007 by and among the Issuer, the Trustee, and Brocade (as amended, restated or supplemented from time to time, the “Indenture”), and subject to the provisions of the Indenture, as supplemented, (a) the due and punctual payment of the principal of, premium, if any, and interest on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, premium, if any, and, to the extent permitted by law, interest, all in accordance with the terms set forth in Article Three of the First Supplemental Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
     The obligations of Brocade to the Holders pursuant to this Guaranty and the Indenture, as supplemented, are expressly set forth in Article Three of the First Supplemental Indenture and reference is hereby made to the Indenture, as supplemented, for the precise terms and limitations of this Guaranty.
     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as supplemented.
[Signature on Following Page]

     IN WITNESS WHEREOF, Brocade has caused this Guaranty to be duly executed as of the date set forth below.
Dated: January 29, 2007

Brocade: BROCADE COMMUNICATION SYSTEMS, INC.
By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Chief Financial Officer

2